UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2009

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 6, 2009, the Amended and Restated Shareholder Rights Agreement of Mack-Cali Realty Corporation (the “Corporation”) dated as of March 7, 2000, as amended, terminated pursuant to its terms and the rights and shares of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) issuable thereunder expired unexercised.

On September 16, 2009, the Board of Directors of the Corporation, acting pursuant to its authority under Article IV, Section 3 of the Corporation’s charter, authorized the reclassification of the unissued shares of Series A Preferred Stock as unclassified shares of preferred stock available for future issuance.  On September 17, 2009, the Corporation filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (the “Department”) effecting the reclassification of the Series A Preferred Stock.  On September 18, 2009, the Corporation filed Articles of Restatement (the “Articles of Restatement”) with the Department to consolidate all of its outstanding charter documents into a single instrument.

The foregoing descriptions of the Articles Supplementary and the Articles of Restatement are qualified in their entirety by reference to the Articles Supplementary and the Articles of Restatement, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.  Except as described in this Current Report on Form 8-K, the Articles Supplementary and Articles of Restatement did not amend, alter or modify any other terms or provisions of the Corporation’s charter.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.             Description

3.1	Articles Supplementary of Mack-Cali Realty Corporation setting forth and describing the reclassification of Series A Preferred Stock into unclassified shares of Preferred Stock.

3.2	Articles of Restatement of Mack-Cali Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated:  September 23, 2009                                                 By:     /s/ MITCHELL E. HERSH
           Mitchell E. Hersh
           President and
           Chief Executive Officer

MACK-CALI REALTY, L.P.

               By:      Mack-Cali Realty Corporation,
           its general partner

Dated:  September 23, 2009                                                By:     /s/ MITCHELL E. HERSH
          Mitchell E. Hersh
          President and
          Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description

3.1	Articles Supplementary of Mack-Cali Realty Corporation setting forth and describing the reclassification of Series A Preferred Stock into unclassified shares of Preferred Stock.

3.2	Articles of Restatement of Mack-Cali Realty Corporation.